-----------------------------
                                                     The latest report from your
                                                       Fund's management team
                                                   -----------------------------

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                     [PHOTO]

                                Patriot Preferred
                                  Dividend Fund

                               NOVEMBER 30, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  --------------------------------------------

                                    TRUSTEES
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                                 MAUREEN R. FORD
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                         TRANSFER AGENT FOR AUCTION RATE
                                PREFERRED SHARES
                       IBJ SCHRODER BANK AND TRUST COMPANY
                             ONE STATE STREET PLAZA
                            NEW YORK, NEW YORK 10004

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: PPF
                  FOR SHAREHOLDER ASSISTANCE, REFER TO PAGE 14

                  --------------------------------------------


===================================CEO CORNER===================================

As the decade ends and a new millennium dawns, John Hancock Funds (JHF) welcomes a new leader. Effective December 31, 1999, Maureen R. Ford becomes vice chairman and chief executive officer, succeeding Edward J. Boudreau, Jr., who retires after 32 years at John Hancock, the last 11 at the helm of JHF.

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

                              John Hancock Patriot
                             Preferred Dividend Fund

                 Preferred stocks lose ground as interest rates
                              rise and supply grows

Rising U.S. interest rates weighed heavily on preferred stocks over the past six months. Because they pay fixed dividends, preferred stocks generally are quite sensitive to interest-rate changes, falling in price when rates rise and vice versa. Interest rate jitters hampered preferred stocks from the outset of the period. Investors were on edge, anticipating that the Federal Reserve would raise interest rates at its June 30 meeting. As expected, the Fed raised short-term interest rates one-quarter of a percentage point in an effort to stem potential inflationary pressures that might be caused by stronger-than-expected economic growth. Continued signs of strong economic growth prompted the Fed to raise interest rates two more times for an additional one-half of a percentage point by November.

      While rate fears were the main bugaboo for preferred stocks, they faced another, more insidious challenge. To lock in relatively low interest rates and to sidestep potential market-related problems resulting from the Y2K bug, corporations issued near-record levels of debt and preferred stock in the summer and early fall. The massive expansion of supply added more pressure to the already strained preferred-stock market. Later in the period, the preferred market unsuccessfully battled an earlier-than-normal wave of "tax-loss" selling, whereby investors sell some poor-performing investments at a loss for the purpose of using those losses to offset capital gains incurred elsewhere in their portfolios.

"The poor performance of preferred stocks...resulted in disappointing returns."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Patriot Preferred Dividend Fund. Caption below reads "Fund management team members (l-r): Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

"A wave of merger and acquisition activity boosted several of our holdings."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Media 2%, Oil & Gas 8%, Short-Term Investments & Other 12%, Utilities 31% and Financials 47%. A note below the chart reads "As a percentage of net assets on November 30, 1999."]
--------------------------------------------------------------------------------

      Utility common stocks -- which made up about 15% of the Fund's net assets at the end of the period -- didn't fare much better. They, too, dimmed in response to rising interest rates and persistent inflationary worries.

Performance and strategy review

The poor performance of preferred stocks -- which made up 84% of John Hancock Patriot Preferred Dividend Fund -- resulted in disappointing returns. For the six-month period ended November 30, 1999, the Fund had a total return of -7.73% at net asset value. That performance compared to the average income and preferred stock closed-end fund's return of -6.68% for the same period, according to Lipper, Inc. The Merrill Lynch 30-Year Treasury Index was also down, returning -4.62%.

      Generally speaking, our preferred-stock holdings performed in line with the overall preferred-stock segment of the market, meaning most of them lost significant ground. As we mentioned earlier, preferreds' problems stemmed for the most part from rising rates and supply glut, rather than from fundamental issues with the underlying companies. Given the strength of the economy, most of the Fund's holdings continued to post positive financial results. That said, the negative investment backdrop overwhelmed the companies' strong fundamentals.

      One exception to that rule was Republic New York, which crumpled over allegations about a customer's security fraud investigation. Western Resources also stumbled when questions surfaced about its accounting procedures.

Older, higher-yielding preferreds held up best

On the flip side, older securities -- such as AMERCO, Merrill Lynch, Household International and Ford Motor Co.-- actually held in pretty well. Issued years ago when rates were higher, these securities carry high coupons -- between 8% and 9.5% -- that helped cushion them against price declines. On the utility common-stock side, NSTAR, the new parent company of Boston Edison, performed reasonably well. The company is partnering with RCN to build out a fiber-optics network. Of all the unregulated operations electric utilities are pursuing as a way to boost their earnings growth, we think fiber optics offers the biggest potential. That helps explain why we favor companies such as Avista, NSTAR, Potomac Electric Power and Telephone and Data Systems (TDS Capital).

M&A activity boosts returns

A wave of merger and acquisition activity boosted several of our holdings. Florida Progress, for example, staged a sizable rally on news that it was to be taken over by Carolina Light and


--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Preferred stocks followed by a down arrow with the phrase "Rising rates; too much supply." The second listing is Western Resources followed by a down arrow with the phrase "Questions surround accounting procedures." The third listing is EL Paso Tennessee Pipeline followed by an up arrow with the phrase "Merger makes it largest U.S. pipeline company." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1999." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -7.73% total return for John Hancock Patriot Preferred Dividend Fund. The second bar represents the -6.68% total return for Average income and preferred stock closed-end fund. The third bar represents the -4.62% total return for Merrill Lynch 30-Year Treasury Index. A note below the chart reads "The total return for John Hancock Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average income and preferred stock closed-end fund is tracked by Lipper, Inc. The Merrill Lynch 30-year Treasury Index is an unmanaged index that measures the performance of the 30-year Treasury bond."]
--------------------------------------------------------------------------------

Power. Our holdings in El Paso Tennessee Pipeline preferred stock got a credit upgrade to investment grade, and thus performed well, on the completion of the company's merger with Sonat in October. The combined entity, which is now the Fund's largest holding, ranks as the nation's largest natural gas pipeline company.

Focus on call protection and DRD eligibility

Throughout the period, we maintained our long-term focus on preferred stocks eligible for the dividends received deduction (DRD) and on those that carry good call protection. DRD- eligible preferred stocks offer distinct tax advantages to corporate investors, and as such, remain in fairly constant demand. Call protection means issuers can't redeem their preferred stocks before a specified date, as they often do when interest rates fall. Even though rates appear to be on the rise now, we think they eventually will resume their long-term downward trend and that call protection will be an important contributor to our performance.

Bulking up yield

Rising interest rates held a silver lining of sorts. As rates moved higher, so did the yields on most preferred and utility common stocks. When we found attractive opportunities to do so, we replaced lower-yielding utility common stocks with higher-yielding utility commons and higher-yielding preferred stocks. In addition, we were able to add preferreds with good call protection.

Outlook

We believe that preferred stocks, already attractively priced after their underperformance, are poised to come into a reasonably good period. Supply and demand conditions in the preferred market should turn more favorable for several reasons. Companies have already curtailed their new issuance activity in late 1999, with no indications that issuance will pick up anytime soon. From a demand standpoint, we expect that investors will eventually look to preferred stocks as relatively cheap, high-yielding investments. We also remain optimistic about the prospects for utility stocks. To the extent that investors become concerned about the sustainability of corporate earnings growth for the stock market as a whole, utility stocks could benefit. Utility stocks also look very attractive from an historical basis, selling at a low relative price-to-earnings ratio not seen in 20 years or so. Evidence of a slowing U.S. economy -- which could emerge later this year if interest rates keep rising -- would likely stir demand for economically resistant utility stocks and interest-rate-sensitive preferred stocks.

"Supply and demand conditions in the preferred market should turn more favorable..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Preferred Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1999. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $126,602,324) ...................    $ 119,427,804
    Common stocks (cost - $21,972,510) .......................       21,038,841
    Short-term investments (cost - $580,830) .................          580,830
                                                                  -------------
                                                                    141,047,475
  Receivable for investments sold ............................          517,500
  Dividends receivable .......................................          333,100
  Other assets ...............................................           23,776
                                                                  -------------
                          Total Assets .......................      141,921,851
                          -----------------------------------------------------
Liabilities:
  Auction Rate Preferred Shares
    dividend payable - Note A ................................           45,413
  Common shares dividend payable .............................           32,156
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ..................................          161,290
  Accounts payable and accrued expenses ......................           75,819
                                                                  -------------
                          Total Liabilities ..................          314,678
                          -----------------------------------------------------
Net Assets:
  Auction Rate Preferred Shares - Without par value,
    unlimited number of shares of beneficial interest
    authorized, 525 shares issued, liquidation preference
    of $100,000 per share - Note A ...........................       52,500,000
                                                                  -------------
  Common Shares - Without par value, unlimited
    number of shares of beneficial interest authorized,
    7,257,200 shares issued and outstanding ..................       99,356,009
  Accumulated net realized loss on investments ...............       (2,381,921)
  Net unrealized depreciation of investments .................       (8,108,189)
  Undistributed net investment income ........................          241,274
                                                                  -------------
Net Assets Applicable to Common Shares
  ($12.28 per share based on 7,257,200
    shares outstanding) ......................................       89,107,173
                                                                  -------------
                          Net Assets .........................    $ 141,607,173
                          =====================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
  Dividends ..................................................     $  5,303,233
  Interest (including stock loan income of $10,199) ..........           50,909
                                                                   ------------
                                                                      5,354,142
                                                                   ------------
  Expenses:
    Investment management fee - Note B .......................          592,130
    Administration fee - Note B ..............................          111,024
    Auction rate preferred shares and auction fees ...........           74,306
    Auditing fee .............................................           30,489
    Custodian fee ............................................           26,138
    Printing .................................................           21,612
    Transfer agent fee .......................................           16,638
    Miscellaneous ............................................           16,336
    Trustees' fees ...........................................            3,222
    Legal fees ...............................................            1,754
                                                                   ------------
                          Total Expenses .....................          893,649
                          -----------------------------------------------------
                          Net Investment Income ..............        4,460,493
                          -----------------------------------------------------
Realized and Unrealized Loss on Investments:
  Net realized loss on investments sold ......................          (41,645)
  Change in net unrealized appreciation/depreciation
    of investments ...........................................      (11,526,848)
                                                                   ------------
                          Net Realized and Unrealized
                          Loss on Investments ................      (11,568,493)
                          -----------------------------------------------------
                          Net Decrease in Net Assets
                          Resulting from Operations ..........     ($ 7,108,000)
                          -----------------------------------------------------
                          Distribution to Auction Rate
                          Preferred Shares ...................       (1,068,678)
                          -----------------------------------------------------
                          Net Decrease in Net Assets
                          Applicable to Common
                          Shareholders Resulting
                          from Operations Less Auction
                          Rate Preferred Shares
                          Distributions ......................     ($ 8,176,678)
                          =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Preferred Dividend Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                   SIX MONTHS ENDED
                                                                                                      YEAR ENDED   NOVEMBER 30, 1999
                                                                                                     MAY 31, 1999     (UNAUDITED)
                                                                                                     ------------- -----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .........................................................................      $8,893,883       $4,460,493
   Net realized gain (loss) on investments sold ..................................................       2,209,544          (41,645)
   Change in net unrealized appreciation/depreciation of investments .............................      (6,598,442)     (11,526,848)
                                                                                                     -------------    -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations ............................       4,504,985       (7,108,000)
                                                                                                     -------------    -------------
Distributions to Shareholders:
   Auction Rate Preferred Shares ($4,008 and $2,036 per share, respectively) - Note A ............      (2,104,344)      (1,068,678)
   Common Shares - Note A
      Dividends from net investment income ($1.0290 and $0.4320 per share, respectively) .........      (7,467,748)      (3,134,927)
      Distributions in excess of net investment income ($0.0046 and none per share, respectively)          (33,554)              --
                                                                                                     -------------    -------------
      Total Distributions to Shareholders ........................................................      (9,605,646)      (4,203,605)
                                                                                                     -------------    -------------
Net Assets:
   Beginning of period ...........................................................................     158,019,439      152,918,778
                                                                                                     -------------    -------------
   End of period (including distributions in excess of net investment income of $15,614 and
      undistributed net investment income of $241,274, respectively) .............................    $152,918,778     $141,607,173
                                                                                                     =============    =============
Analysis of Common Shareholder Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                         YEAR ENDED                         NOVEMBER 30, 1999
                                                                        MAY 31, 1999                           (UNAUDITED)
                                                              -------------------------------        -------------------------------
                                                                 SHARES             AMOUNT              SHARES             AMOUNT
                                                              ------------       ------------        ------------       ------------
Shares outstanding, beginning of period ...............          7,257,200        $99,374,474           7,257,200        $99,356,009
Reclassification of capital accounts ..................                 --            (18,465)                 --                 --
                                                              ------------       ------------        ------------       ------------
Shares outstanding, end of period .....................          7,257,200        $99,356,009           7,257,200        $99,356,009
                                                              ============       ============        ============       ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Preferred Dividend Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED MAY 31,
                                                                         -----------------------------------------------
                                                                           1995         1996         1997         1998
                                                                         --------     --------     --------     --------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period .................................     $12.25       $12.96       $12.99       $13.54
                                                                         --------     --------     --------     --------
Net Investment Income ................................................       1.52         1.46         1.42         1.37
Net Realized and Unrealized Gain (Loss) on Investments ...............       0.65         0.05         0.58         1.08
                                                                         --------     --------     --------     --------
    Total from Investment Operations .................................       2.17         1.51         2.00         2.45
                                                                         --------     --------     --------     --------
Less Distributions:
  Dividends to Auction Rate Preferred Shareholders ...................      (0.30)       (0.32)       (0.29)       (0.30)
  Dividends from Net Investment Income to Common Shareholders ........      (1.16)       (1.16)       (1.16)       (1.15)
  Distributions in Excess of Net Investment Income to
    Common Shareholders ..............................................         --           --           --           --
                                                                         --------     --------     --------     --------
    Total Distributions ..............................................      (1.46)       (1.48)       (1.45)       (1.45)
                                                                         --------     --------     --------     --------
Net Asset Value, End of Period .......................................     $12.96       $12.99       $13.54       $14.54
                                                                         ========     ========     ========     ========
Per Share Market Value, End of Period ................................    $12.250      $12.500      $13.750      $14.563

Total Investment Return at Market Value ..............................       7.18%       11.58%       19.87%       14.72%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000s omitted) .    $94,023      $94,249      $98,298     $105,519
Ratio of Expenses to Average Net Assets(1) ...........................       2.08%        1.99%        1.96%        1.89%
Ratio of Net Investment Income to Average Net Assets(2) ..............      12.73%       11.14%       10.67%        9.72%
Portfolio Turnover Rate ..............................................         88%          33%          38%          64%

Senior Securities
Total Auction Rate Preferred Shares (000s omitted) ...................    $52,500      $52,500      $52,500      $52,500
Asset Coverage per Unit(3) ...........................................   $274,463     $277,555     $283,817     $296,903
Involuntary Liquidation Preference per Unit(4) .......................   $100,000     $100,000     $100,000     $100,000
Approximate Market Value per Unit(4) .................................   $100,000     $100,000     $100,000     $100,000

                                                                        YEAR ENDED MAY 31,    SIX MONTHS ENDED
                                                                        ------------------    NOVEMBER 30, 1999
                                                                               1999              (UNAUDITED)
                                                                             --------            -----------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period .................................         $14.54               $13.84
                                                                             --------             --------
Net Investment Income ................................................           1.23                 0.61
Net Realized and Unrealized Gain (Loss) on Investments ...............          (0.61)               (1.59)
                                                                             --------             --------
    Total from Investment Operations .................................           0.62                (0.98)
                                                                             --------             --------
Less Distributions:
  Dividends to Auction Rate Preferred Shareholders ...................          (0.29)               (0.15)
  Dividends from Net Investment Income to Common Shareholders ........          (1.03)               (0.43)
  Distributions in Excess of Net Investment Income to
    Common Shareholders ..............................................          (0.00)(5)               --
                                                                             --------             --------
    Total Distributions ..............................................          (1.32)               (0.58)
                                                                             --------             --------
Net Asset Value, End of Period .......................................         $13.84               $12.28
                                                                             ========             ========
Per Share Market Value, End of Period ................................        $11.500              $10.375

Total Investment Return at Market Value ..............................         (14.79%)              (6.18%)(6)

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000s omitted) .       $100,419              $89,107
Ratio of Expenses to Average Net Assets(1) ...........................           1.84%                1.87%(7)
Ratio of Net Investment Income to Average Net Assets(2) ..............           8.66%                9.33%(7)
Portfolio Turnover Rate ..............................................             30%                   6%

Senior Securities
Total Auction Rate Preferred Shares (000s omitted) ...................        $52,500              $52,500
Asset Coverage per Unit(3) ...........................................       $290,113             $277,037
Involuntary Liquidation Preference per Unit(4) .......................       $100,000             $100,000
Approximate Market Value per Unit(4) .................................       $100,000             $100,000

(1) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.30%, 1.29%, 1.27%, 1.25%, 1.22% and 1.21%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 7.93%, 7.19%, 6.91%, 6.42%, 5.73% and 6.02%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the Fund's total assets and dividing that amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Less than $0.01 per share.
(6) Not annualized.
(7) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Preferred Dividend Fund

Schedule of Investments
November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on November 30, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred stocks and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                   MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES       VALUE
-------------------                         ----------------       ------
PREFERRED STOCKS
Agricultural Operations (3.85%)
    Ocean Spray Cranberries, Inc.,
       6.25% (R)............................      60,000         $5,453,520
                                                               ------------
Automobile/Trucks (1.98%)
    Ford Motor Co., 8.25%,
       Depositary Shares, Ser B.............      30,100            823,988
    General Motors Corp., 9.12%,
       Depositary Shares, Ser G.............      74,700          1,984,219
                                                               ------------
                                                                  2,808,207
                                                               ------------
Banks - Foreign (1.21%)
    Banco Bilbao Vizcaya International Ltd.,
       9.75% (Spain)........................      65,750          1,709,500
                                                               ------------
Banks - United States (13.64%)
    ABN AMRO North America, Inc.,
       6.59%, Ser H (R).....................       1,000            942,890
    ABN AMRO North America, Inc.,
       8.75%, Ser A (R).....................       1,900          2,098,607
    Chase Manhattan Corp., 10.84%, Ser C....     119,500          3,375,875
    FleetBoston Financial Corp., 6.75%,
       Depositary Shares, Ser IV............      51,000          2,550,000
    FleetBoston Financial Corp., 9.35%,
       Depositary Shares....................     177,000          4,502,438
    J.P. Morgan & Company, Inc., 6.625%,
       Depositary Shares, Ser H.............      30,000          1,548,750
    Republic New York Corp., $2.8575........      98,700          4,293,450
                                                               ------------
                                                                 19,312,010
                                                               ------------
Broker Services (15.86%)
    Bear Stearns Companies, Inc., 5.72%,
       Ser F................................      40,000          1,655,000
    Bear Stearns Companies, Inc., 6.15%,
       Ser E................................     100,600          4,363,525
    Lehman Brothers Holdings, Inc., 5.67%,
       Depositary Shares, Ser D.............      48,000          1,898,437
    Lehman Brothers Holdings, Inc., 5.94%,
       Ser C................................     100,000          4,125,000
    Merrill Lynch & Co., Inc., 9.00%,
       Depositary Shares, Ser A.............     180,700          5,567,819
    Morgan Stanley Group, Inc., 7.75%,
       Depositary Shares....................      95,000          4,845,000
                                                               ------------
                                                                 22,454,781
                                                               ------------
Conglomerates (0.83%)
    Grand Metropolitan Delaware, L.P., 9.42%,
       Gtd Ser A............................      45,000          1,175,625
                                                               ------------
Equipment Leasing (3.92%)
    AMERCO, 8.50%, Ser A....................     220,000          5,555,000
                                                               ------------
Financial Services (16.29%)
    Citigroup, Inc., 6.213%, Ser G..........      52,000          2,379,000
    Citigroup, Inc., 6.231%,
       Depositary Shares, Ser H.............      88,700          4,179,987
    Citigroup, Inc., 8.40%,
       Depositary Shares, Ser K.............     156,000          4,143,750
    Household International, Inc., 8.25%,
       Depositary Shares, Ser 92-A..........     124,200          3,337,875
    SI Financing Trust I, 9.50%,
       Gtd Pfd Sec & Purchase Contract......      70,000          1,824,375
    SLM Holding Corp., 6.97%................      50,000          2,456,250
                                                               ------------
                                                                 18,321,237
                                                               ------------
Media (2.01%)
    Shaw Communications, Inc., 8.45%,
       Ser A (Canada).......................     145,500          2,855,438
                                                               ------------
Oil & Gas (8.20%)
    Anadarko Petroleum Corp., 5.46%,
       Depositary Shares....................      60,139          4,863,801
    Coastal Finance I, 8.375%...............     199,800          4,745,250
    Devon Energy Corp., 6.49%, Ser A........      50,000          4,576,350
    Lasmo America Ltd., 8.15% (R)...........      20,000          2,167,860
                                                               ------------
                                                                 16,353,261
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Preferred Dividend Fund

                                                                   MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES       VALUE
-------------------                         ----------------       ------
Utilities (16.54%)
    Alabama Power Co., 5.20%................     240,000         $5,160,000
    Avista Corp., $1.24, Ser L, Conv........     103,700          1,594,388
    Baltimore Gas & Electric Co., 6.99%,
       Ser 1995.............................      10,000          1,075,370
    El Paso Tennessee Pipeline Co., 8.25%,
       Ser A................................     136,600          7,205,650
    Entergy London Capital, L.P., 8.625%,
       Ser A................................      40,000            982,500
    Massachusetts Electric Co., 6.99%.......      10,500          1,119,793
    MidAmerican Energy Co., $7.80...........       9,125            949,492
    PSI Energy, Inc., 6.875%................      14,350          1,514,470
    Public Service Electric & Gas Co., 6.92%      19,000          2,035,337
    South Carolina Electric & Gas Co., 6.52%       5,000            525,000
    TDS Capital Trust II, 8.04%.............      58,600          1,267,225
                                                               ------------
                                                                 23,429,225
                                                               ------------
                      TOTAL PREFERRED STOCKS
                         (Cost $126,602,324)      (84.33%)      119,427,804
                                                 -------       ------------
COMMON STOCKS
Utilities (14.86%)
    Alliant Energy Corp. ...................      60,000          1,623,750
    Conectiv, Inc. (Class A)................      35,850          1,091,184
    Dominion Resources, Inc. ...............      42,000          1,905,750
    Florida Progress Corp. .................      67,000          2,864,250
    Kansas City Power & Light Co. ..........      35,000            807,188
    KeySpan Corp. ..........................      43,000          1,104,563
    NSTAR...................................      50,000          2,075,000
    Potomac Electric Power Co. .............      70,000          1,666,875
    Public Service Enterprise Group, Inc. ..      17,000            595,000
    Puget Sound Energy, Inc. ...............      68,500          1,404,250
    Reliant Energy, Inc. ...................      46,000          1,141,375
    Sempra Energy...........................     104,000          1,924,000
    UtiliCorp United, Inc. .................      39,000            784,875
    Western Resources, Inc. ................      67,500          1,261,406
    WPS Resources Corp. ....................      30,000            789,375
                                                               ------------
                                                                 21,038,841
                                                               ------------
                         TOTAL COMMON STOCKS
                          (Cost $21,972,510)      (14.86%)       21,038,841
                                                 -------       ------------

                                                 PAR VALUE
                                     INTEREST      (000s           MARKET
ISSUER, DESCRIPTION                    RATE       OMITTED)         VALUE
-------------------                  --------    ---------         ------
SHORT-TERM INVESTMENTS
Commercial Paper (0.41%)
   Chevron USA, Inc.,
      12-01-99..................       5.50%        $581           $580,830
                                                               ------------
                TOTAL SHORT-TERM INVESTMENTS       (0.41%)          580,830
                                                 -------       ------------
                           TOTAL INVESTMENTS      (99.60%)      141,047,475
                                                 -------       ------------
           OTHER ASSETS AND LIABILITIES, NET       (0.40%)          559,698
                                                 -------       ------------
                            TOTAL NET ASSETS     (100.00%)     $141,607,173
                                                 =======       ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $10,662,877 or 7.53% of net assets as of November 30, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Preferred Dividend Fund

(UNAUDITED)

NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. For federal income tax purposes, the Fund has $1,828,416 of a capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire May 31, 2003. Additionaly, net capital losses of $360,323 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.576% to 4.360% during the period ended November 30, 1999.

      The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Preferred Dividend Fund

dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net asset value.

      The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

      Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

      Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the period ended November 30, 1999, aggregated $11,876,389 and $8,035,757, respectively.

      The cost of investments owned at November 30, 1999 (including the short-term investments) for federal income tax purposes was $149,307,201. Gross unrealized appreciation and depreciation of investments aggregated $3,972,625 and $12,232,351, respectively, resulting in net unrealized depreciation of $8,259,726.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 ("Plan Agent"), as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

      The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

      The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

      Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

      The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Preferred Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

      State Street Bank & Trust Company
      P.O. Box 8200
      Boston, Massachusetts 02266-8200
      Telephone: (800) 426-5523

      If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

======================================NOTES=====================================

              John Hancock Funds - Patriot Preferred Dividend Fund

================================================================================

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